                                                                     Exhibit 4.1


      NUMBER                                                    SHARES
------------------                                      -----------------------
PR
------------------                                      -----------------------

                                                              COMMON STOCK
                                                            CUSIP 73640Q 10 5

                                     [ICON]

                      PORTFOLIO RECOVERY ASSOCIATES, INC.
                   WE'RE GIVING DEBT COLLECTION A GOOD NAME.(R)

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

-------------------------------------------------------------------------------
This
Certifies
that

  is the
owner of
-------------------------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                               $0.01 PER SHARE OF

   ----------------PORTFOLIO RECOVERY ASSOCIATES, INC.-----------------------

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

Dated:

                   /s/ JUDITH SCOTT               /s/ STEVEN FREDRICKSON

                      SECRETARY            CHIEF EXECUTIVE OFFICER AND PRESIDENT


              [SEAL]
---------------------------------------
PORTFOLIO RECOVERY ASSOCIATES, INC. *
             CORPORATE
               SEAL
             DELAWARE
---------------------------------------



                                   COUNTERSIGNED AND REGISTERED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                (JERSEY CITY, N.J.)
                                                    TRANSFER AGENT AND REGISTRAR
                                  BY

                                                              AUTHORIZED OFFICER








(c)SECURITY-COLUMBIAN   UNITED STATES BANKNOTE CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common     UNIF GIFT MIN ACT-         CUSTODIAN
TEN ENT -- as tenants by the                           --------          -------
           entireties                                   (Cust)           (Minor)
JT TEN  -- as joint tenants with                       under Uniform Gifts to
           right of survivorship                       Minors Act
           and not as tenants                                     --------------
           in common                                                 (State)



    Additional abbreviations may also be used though not in the above list.

For value received,               hereby sell, assign and transfer unto
                   --------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------



-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------



                            ----------------------------------------------------
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                             ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


-------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.